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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      February 7, 2005
                                                ----------------------------

                      ENGINEERED SUPPORT SYSTEMS, INC.
----------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)

        MISSOURI                      0-13880               43-1313242
(State of Incorporation)       (Commission File No.)       (IRS Employer
                                                         Identification No.)


201 Evans Lane, St. Louis, Missouri                             63121
(Address of principal executive officer)                     (Zip Code)


Registrant's telephone number including area code:  (314) 553-4000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item  2.01        Completion of Acquisition or Disposition of Assets.

                  On February 7, 2005 Engineered Support Systems, Inc. (the "Company") announced that it had completed its previously announced acquisition of Spacelink International, LLC ("Spacelink"), a Dulles, Virginia-based firm involved in the design, integration, operation and maintenance of deployed satellite and wireless networks for the U.S. Department of Defense (DoD), the U.S intelligence community and other forward deployed federal agencies and multinational organizations worldwide. The transaction value of $151.5 million was comprised of $138.5 million in cash paid at closing and the issuance of 228,292 shares of restricted common stock valued at approximately $13 million, and is subject to certain post closing adjustments. The Company acquired all of the outstanding equity interests in Spacelink from Spacelink International LTD., a Delaware corporation and SatComSolutions LLC, a Delaware limited liability company. The Company financed the transaction with borrowings under its new $200 million unsecured credit facility, a copy of which was filed as
                  Exhibit 99 to the Company's Report on Form 8-K filed February 2, 2005. Financial statements and proforma financial information relating to this acquisition will be subsequently filed within 71 calendar days after the date this Form 8-K was required to be filed.

Item  9.01        Financial Statements and Exhibits.

                  (c) The following exhibit is filed as part of this report:

                  Exhibit Number                    Description
                  --------------                    -----------

                        2 Form of Purchase Agreement by and between Engineered Support Systems, Inc. and Spacelink International LLC, Spacelink International LTD and SatComSolutions LLC dated
                                         December 9, 2004, which is
                                         incorporated by reference from
                                         Exhibit 10.7 of Form 10-K Annual
                                         Report filed by the Company on
                                         January 14, 2005

                       99 Press Release dated February 7, 2005, issued by Engineered Support Systems, Inc.




                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ENGINEERED SUPPORT SYSTEMS, INC.



Date:   February 7, 2005                BY: /s/  Gary C. Gerhardt
     ------------------------              ------------------------------------
                                                 Gary C. Gerhardt
                                                 Vice Chairman and Chief
                                                  Financial Officer






                                EXHIBIT INDEX



         Exhibit Number                     Description
         --------------                     -----------

                2 Form of Purchase Agreement by and between Engineered Support Systems, Inc. and Spacelink International LLC, Spacelink International LTD and SatComSolutions LLC dated December 9, 2004, which is incorporated by reference from Exhibit 10.7 of Form 10-K Annual Report filed by the Company on January 14, 2005

               99 Press release dated February 7, 2005, issued by Engineered Support Systems, Inc.